UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21805
SunAmerica Focused Alpha Large-Cap Fund, Inc.

(Exact name of registrant as specified in charter)
Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311

(Address of principal executive offices)           (Zip code)
John T. Genoy
Senior Vice President
SunAmerica Asset Management Corp.
Harborside Financial Center,
3200 Plaza 5
Jersey City, NJ 07311

(Name and address of agent for service)
Registrant’s telephone number, including area code: (201) 324-6414
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

Item 1.	Reports to Stockholders

ANNUAL REPORT 2009

SUNAMERICA

Focused Alpha Large-Cap Fund (FGI)

Robert C. Doll

BLACKROCK

Thomas F. Marsico

MARSICO
CAPITAL MANAGEMENT, LLC

SunAmerica
Mutual Funds

INFORMATION REGARDING THE FUND’S DISTRIBUTION POLICY

The SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Fund”) has established a dividend distribution policy (the “Distribution Policy”) pursuant to which the Fund makes a level dividend distribution each quarter to shareholders of its common stock (after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares) at a rate that is based on a fixed amount per share as determined by the Board of Directors of the Fund (the “Board”), subject to adjustment in the fourth quarter, as necessary, so that the Fund satisfies the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As of the most recent quarterly dividend distribution paid on December 30, 2009, the fixed amount of the quarterly dividend distribution was $0.05 per share. Pursuant to an exemptive order (the “Order”) issued to the Fund by the Securities and Exchange Commission (“SEC”) on February 3, 2009, the Fund may distribute long-term capital gains more frequently than the limits provided in Section 19(b) under the Investment Company Act of 1940, as amended (the “1940 Act”) and Rule 19b-1 thereunder. Therefore, dividend distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or return of capital. If the total distributions made in any calendar year exceed investment company taxable income and net capital gains, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gains (assuming the shares are held as capital assets). A return of capital represents a return of a shareholder’s investment in the Fund and should not be confused with “yield,” “income” or “profit.” Shareholders will receive a notice with each dividend distribution, if required by Section 19(a) under the 1940 Act, estimating the sources of such dividend distribution and providing other information required by the Order. Investors should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy.

The Board has the right to amend, suspend or terminate the Distribution Policy at any time without prior notice to shareholders. The Board might take such action, for example, if the Distribution Policy had the effect of decreasing the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. An amendment, suspension or termination of the Distribution Policy could have a negative effect on the Fund’s market price per share which, in turn could create or widen a trading discount. Please see Note 2 to the financial statements included in this report for additional information regarding the Distribution Policy.

The Fund is also subject to investment and market risk. An economic downturn could have a material adverse effect on its investments and could result in the Fund not achieving its investment or distribution objectives, which may affect the distribution. Please refer to the prospectus for a fuller description of the Fund’s risks.

December 31, 2009	ANNUAL REPORT

SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

SunAmerica Focused Alpha Large-Cap Fund (FGI)

        Table of Contents

SHAREHOLDERS’ LETTER	1
STATEMENT OF ASSETS AND LIABILITIES	5
STATEMENT OF OPERATIONS	6
STATEMENT OF CHANGES IN NET ASSETS	7
FINANCIAL HIGHLIGHTS	8
PORTFOLIO OF INVESTMENTS	9
NOTES TO FINANCIAL STATEMENTS	11
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
BOARD OF DIRECTORS APPROVAL OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS	17
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN	21
RESULTS OF ANNUAL SHAREHOLDER MEETING	22
DIRECTORS AND OFFICERS INFORMATION	23
SHAREHOLDER TAX INFORMATION	25

December 31, 2009	ANNUAL REPORT

Shareholders’ Letter — (unaudited)

Dear Shareholders:

We are pleased to present this annual report for the SunAmerica Focused Alpha Large-Cap Fund (the “Fund”) covering a 12-month period that oscillated between extremes of fear and exuberance but that overall ended with the best gains for equity investors seen since 2003, even if still significantly down from the 2007 peak.

For the year ended December 31, 2009, the Fund’s total return based on net asset value (NAV) was 23.15%. The Fund’s benchmark, the Russell 1000® Index1, returned 28.43% for the same period. The Fund’s total return based on market price was 36.97% during the annual period. As of December 31, 2009, the Fund’s NAV was $14.81, and its market price was $13.67.

The performance of the U.S. equity markets can be divided into two distinct portions during the 12 months ended December 31, 2009. The major U.S. equity markets opened 2009 with sharp losses, as the deepening credit crisis, disappointing corporate earnings, rising unemployment and a contracting economy put downward pressure on stocks. Fears of depression and financial collapse gripped investors. Weakness in the financial sector in the last months of 2008 spilled into 2009, as the nation’s largest money center banks experienced an extremely challenging period. As the first quarter progressed, headlines continued to focus on the relative health of banks, as well as on the likely political response to the ongoing recession. The result was that investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries and cash instruments. The Russell 1000® Index reached its low for the annual period in early March.

Then, as economic data seemed to indicate a deceleration in the pace of the economic slowdown, the U.S. equity markets jumped from their early-March lows and rallied through the end of the year. The powerful rally was due in part to investors witnessing an unprecedented coordinated global policy response that was responsible for stabilizing the world’s financial system and re-starting the global economy. As fears dissipated and investor risk appetite returned to the markets, equities moved higher. Financial stocks and lower-quality, higher-beta securities led the way back, and information technology was the standout sector performer. Higher quality equities lagged. Throughout the annual period, the Federal Reserve Board maintained its highly accommodative stance by keeping the targeted federal funds rate anchored between 0.00% and 0.25%.

For the year as a whole, mid-cap companies performed best. Large-cap companies and small-cap companies followed at some distance but with little differential between these two segments of the U.S. equity market. In a complete reversal from 2008, growths stocks significantly outpaced value stocks across the capitalization spectrum. Volatility remained high through much of the year, but given the astonishing rally since early March, the Russell 1000® Index enjoyed robust double-digit annual gains.

As you know, the Fund is a unique offering for two major reasons.

•	First, the Fund is set apart from its competitors in the marketplace by its multi-managed, focused approach in a closed-end fund structure. Two well-known equity managers, Marsico Capital Management LLC (“Marsico”) and BlackRock Investment Management (“BlackRock”) each contribute stock picks to the Fund’s portfolio. Marsico emphasizes large-cap growth investing, while BlackRock favors a large-cap value investment style.

•	Second, the Fund managers’ combined stock picks, blending large growth and large value, are designed to offer the potential for attractive returns over the long term. While the Fund underperformed its benchmark index during the annual period due primarily to its large-cap value holdings, it is important to remember that over time and by design, blending the different investment styles of these two proven managers is intended to help the Fund meet its investment objective.

Clearly, maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors at all times. We continue to believe that equity investments are an important component of a long-term diversified investment plan.

Shareholders’ Letter — (unaudited) — (continued)

On the following pages, you will find a brief discussion from each of the Fund’s managers regarding the Fund’s annual results. You will also find the financial statements and portfolio information for the Fund for the annual period ended December 31, 2009.

We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President and CEO
SunAmerica Asset Management Corp.

Past performance is no guarantee of future results.

[1]	The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000 includes the largest 1,000 securities in the Russell 3000. Indices are not managed and an investor cannot invest directly into an index.

Below, Tom Marsico, portfolio manager at Marsico Capital Management, LLC (“Marsico”), discusses Marsico’s portion of the SunAmerica Focused Alpha Large-Cap Fund’s (the “Fund”) performance during the reporting period. Marsico manages the large-cap growth portion of the Fund’s portfolio.

Coming out of the equity market trough in early March, many of the companies that came closest to failing during the credit crisis showed the greatest outperformance during the rally. Indeed, the rally that ensued was generally low quality in nature. Higher quality, large-capitalization franchise growth companies, favored by the Marsico investment process, were not rewarded to the same extent. In spite of that and in keeping with our focused investing strategy, strong stock selection enabled our portion of the Fund (Net) to outperform Russell 1000® Index, the Fund’s benchmark index for the annual period.

Stock selection in the materials and information technology sectors contributed most to results. Within materials, positions in diversified chemical manufacturer Dow Chemical and in Australia-based resources company BHP Billiton helped results. In information technology, positions in computer and personal electronic device manufacturer Apple was the top individual contributor. Positions in Internet search and advertising company Google and credit card processors MasterCard and Visa also added to annual performance. Elsewhere, deep-water drilling operator Transocean of the energy sector was a source of outperformance in 2009. Conversely, stock selection in the consumer discretionary sector detracted from performance during the annual period. In particular, positions in home improvement retailer Lowe’s, fast-food restaurant leader McDonald’s and Brazilian real estate developer Gafisa were laggards. Select holdings in the financials sector also hurt this portion of the Fund’s results. Financial services companies Wells Fargo & Co., US Bancorp and Bank of America disappointed most. By the end of the annual period, we had sold the Fund’s positions in MasterCard, Lowe’s, Gafisa, Wells Fargo, US Bancorp and Bank of America.

Although sector allocation is not a consideration in our portfolio construction but rather a residual of our stock selection process, our portion of the Fund (Net) did benefit during the annual period from its overweighted positions in information technology and materials, the two outperforming sectors in the Russell 1000 Index during the annual period. Our portion of the Fund also benefited from maintaining an underweighted position in the weakly-performing financials sector. These benefits were only partially offset by the detracting effect of having an overweighted exposure early in the annual period to the weakly-performing industrials sector.

It should also be noted that we held cash during the annual period. Our portion of the Fund incurred an opportunity cost by maintaining cash given the robust rally of the U.S. equity market during the year overall.

Below, Bob Doll, portfolio manager at BlackRock Investment Management (“BlackRock”), discusses BlackRock’s portion of the Fund’s performance during the reporting period. BlackRock manages the large-cap value portion of the Fund’s portfolio.

The low-quality rally that began in early March 2009 progressed strongly through the remainder of the year. The same financial stocks that were battered by the credit crisis soared during the rally on the heels of “less bad” news, rather than on any discernable earnings prospects. Our portion of the Fund’s fundamental orientation, preference for growth visibility, and valuation discipline kept it out of many of the high-beta cyclical stocks that outperformed during the year. (Beta is a measure of sensitivity to market movements.) Nevertheless, we chose to maintain the Fund’s focus on quality, visibility of growth and valuation with a long-term perspective. Our portion of the Fund (Net) underperformed the Russell 1000 Index, the Fund’s benchmark index for the annual period.

Against this backdrop, then, it is not surprising that stock selection was the primary detractor from our portion of the Fund’s overall performance during the annual period. The largest individual detractors were document processor product manufacturer Xerox and integrated telecommunications company Verizon Communications. Notably, we sold out of both Fund positions by the end of the year.

Positions in biomedical therapeutics company Amgen, insurance company Travelers, and electric generation company AES also hampered results. However, we maintained the Fund’s positions in these companies. While Amgen underperformed for the year, the biotechnology firm had, at the end of December, a strong pipeline of products and an effective management team. Within financials, our preference for property/casualty insurance companies over banks and diversified financials weighed heavily on returns during the year, as demonstrated by the Fund’s holding in Travelers. We continued, at the end of the year, to favor the stock, despite its positive, yet lagging, 2009 return. In our view, its valuation remained attractive, and the insurance company continued to maintain a healthy investment portfolio and underwriting discipline. AES is a U.S.-based firm that generates and sells power predominantly in Latin America. Despite challenging returns in 2009, we continued to hold the stock in the Fund’s portfolio, as it is a highly diversified global company with favorable exposure to natural gas.

On the positive side, sector allocation helped our portion of the Fund’s results overall. An overweighted allocation to information technology was particularly beneficial. Within information technology, we favored software companies, which earn the majority of their profits from upgrade, maintenance and support of existing software deployments. These companies as a whole performed well during the annual period.

To the Fund’s benefit, we also focused within the information technology sector on computers and peripherals companies. The Fund’s positioning in industrials, namely a lack of exposure to industrial components manufacturers and airlines, also helped returns. Having an underweighted exposure to the weakly performing utilities sector contributed positively to the Fund’s performance as well. Our decision to underweight utilities was due to the historically high valuations we saw in the sector, which did not reflect, in our view, increasing regulatory scrutiny.

Securities listed may or may not be a part of current Portfolio construction.

Investors should carefully consider the SunAmerica Focused Alpha Large-Cap Fund’s investment objective, strategies, risks, charges and expenses before investing. The SunAmerica Focused Alpha Large-Cap Fund should be considered as only one element of a complete investment program. The Fund’s equity exposure and derivative investments involve special risks. An investment in this Fund should be considered speculative. There is no assurance that the SunAmerica Focused Alpha Large-Cap Fund will achieve its investment objectives. The Fund is actively managed and its portfolio composition will vary. Investing in the Fund is subject to several risks, including: Non-Diversified Status Risk, Growth and Value Stock Risk, Key Adviser Personnel Risk, Investment and Market Risk, Issuer Risk, Foreign Securities Risk, Emerging Markets Risk, Income Risk, Hedging Strategy Risk, Derivatives Risk, Preferred Securities Risk, Debt Securities Risk, Small and Medium Capitalization Company Risk, Leverage Risk, Liquidity Risk, Market Price of Shares Risk, Management Risk, Anti-Takeover Provisions Risk, Portfolio Turnover Risk and Non-Investment Grade Securities Risk. The price of shares of the Fund traded on the New York Stock Exchange will fluctuate with market conditions and may be worth more or less than their original offering price. Shares of closed-end funds often trade at a discount to their net asset value, but may also trade at a premium.

SunAmerica Focused Alpha Large-Cap Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES — December 31, 2009

ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$138,534,666
Short-term investment securities, at market value (unaffiliated)*	4,585,000

Total investments	143,119,666

Receivable for:
Dividends and interest	42,442
Investments sold	250,965
Prepaid expenses and other assets	4,754

Total assets	143,417,827

LIABILITIES:
Payable for:
Investment advisory and management fees	121,801
Administration fees	4,874
Directors’ fees and expenses	3,289
Due to custodian	102,471
Other accrued expenses	157,290

Total liabilities	389,725

Net Assets	$143,028,102

NET ASSETS REPRESENTED BY:
Common stock, $0.001 par value (200,000,000 shares authorized)	$9,655
Additional paid-in capital	149,238,398

149,248,053
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(28,079,156)
Unrealized appreciation (depreciation) on investments	21,859,205

Net Assets	$143,028,102

NET ASSETS VALUES:
Net assets	$143,028,102
Shares outstanding	9,655,236
Net asset value per share	$14.81

* Cost
Long-term investment securities (unaffiliated)	$116,675,461

Short-term investment securities (unaffiliated)	$4,585,000

See Notes to Financial Statements

SunAmerica Focused Alpha Large-Cap Fund, Inc.
STATEMENT OF OPERATIONS — For the year ended December 31, 2009

INVESTMENT INCOME:
Dividends (unaffiliated)	$2,166,995
Interest (unaffiliated)	613

Total investment income*	2,167,608

EXPENSES:
Investment advisory and management fees	1,253,726
Administration fees	50,150
Transfer agent fees and expenses	24,016
Custodian and accounting fees	41,515
Reports to shareholders	65,763
Audit and tax fees	40,425
Legal fees	86,456
Directors’ fees and expenses	52,889
Other expenses	42,662

Total expenses before custody credits	1,657,602
Custody credits earned on cash balances	(8)

Net expenses	1,657,594

Net investment income (loss)	510,014

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments (unaffiliated)	(18,924,488)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	45,224,380

Net realized and unrealized gain (loss) on investments	26,299,892

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,809,906

*Net of foreign withholding taxes on interest and dividends of	$790

See Notes to Financial Statements

SunAmerica Focused Alpha Large-Cap Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	year ended	year ended
	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$510,014	$542,084
Net realized gain (loss) on investments	(18,924,488)	(9,093,924)
Net unrealized gain (loss) on investments	45,224,380	(64,082,266)

Net increase (decrease) in net assets resulting from operations	26,809,906	(72,634,106)

Distributions to shareholders from:
Net investment income	(510,014)	(542,084)
Net realized gain on investments	—	—
Return of capital	(2,869,318)	(11,526,961)

Total distributions to shareholders	(3,379,332)	(12,069,045)

Total increase (decrease) in net assets	23,430,574	(84,703,151)
NET ASSETS:
Beginning of period	119,597,528	204,300,679

End of period†	$143,028,102	$119,597,528

† Includes accumulated undistributed net investment income (loss)	$—	$—

See Notes to Financial Statements

SunAmerica Focused Alpha Large-Cap Fund, Inc.
FINANCIAL HIGHLIGHTS

	For the year	For the year		For the year		For the year		For the period
	ended	ended		ended		ended		December 28, 2005‡
	December 31, 2009	December 31, 2008		December 31, 2007		December 31, 2006		to December 31, 2005

Net Asset Value, Beginning of Period	$12.39	$21.16		$20.21		$19.06		$19.10 (1)
Investment Operations:
Net investment income (loss) @	0.05	0.06		0.02		(0.00)		0.00
Net realized and unrealized gain (loss) on investments	2.72	(7.58)		3.39		2.35		—

Total from investment operations	2.77	(7.52)		3.41		2.35		0.00

Distributions From:
Net investment income	(0.05)	(0.06)		(0.02)		(0.00)		—
Net realized gains on investments	—	—		(1.38)		(0.15)		—
Return of capital	(0.30)	(1.19)		(1.06)		(1.05)		—

Total distributions	(0.35)	(1.25)		(2.46)		(1.20)		—
Capital Share Transactions:
Offering costs for common shares charged to additional paid-in capital	—	—		—		—		(0.04)

Net Asset Value, End of Period	$14.81	$12.39		$21.16		$20.21		$19.06

Net Asset Value Total Return #(2)	23.15%	(36.95)%		17.40%		12.77	%(4)	(0.21)%
Market Value, End of Period	$13.67	$10.33		$18.84		$18.40		$20.00
Market Value Total Return #(3)	36.97%	(40.12)%		16.15%		(1.53)%		0.00%
Ratios/Supplemental Data
Net Assets, end of period ($000’s)	$143,028	$119,598		$204,301		$195,177		$184,037
Ratio of expenses to average net assets	1.34%	1.26	%(5)	1.21	%(5)	1.23	%(5)	0.03%†
Ratio of net investment income (loss) to average net assets	0.41%	0.33	%(5)	0.11	%(5)	0.00	%(5)	0.00%†
Portfolio turnover rate	135%	120%		57%		91%		0%

‡	Commencement of operations
@	Calculated based upon average shares outstanding
#	Total return is not annualized.
†	Due to commencing operations on December 28, 2005, the ratio of expenses and ratio of net investment income are not annualized. If the ratios were annualized, the ratio of expenses and the ratio of net investment income would have been 3.07% and 0.38%, respectively. The ratios are not representative of a full year of operations.
(1)	Net asset value, beginning of the period, reflects a deduction of $0.90 per share sales change from the initial offering price of $20.00.
(2)	Based on the net asset value per share, dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. NAV performance reflects performance without imposition of initial sales charge in connection with the initial public offering of the Fund and would be lower if included.
(3)	Based on market value per share, dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(4)	The Fund’s performance figure was increased by 0.11% from gains on the disposal of investments in violation of investment restrictions.
(5)	Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.

See Notes to Financial Statements

SunAmerica Focused Alpha Large-Cap Fund, Inc.
PORTFOLIO PROFILE — December 31, 2009 — (unaudited)

Industry Allocation*
Medical-HMO	9.9%
Computers	7.4
Web Portals/ISP	6.6
Diversified Banking Institutions	5.9
Diversified Minerals	5.8
Oil & Gas Drilling	5.3
Chemicals-Diversified	5.3
Aerospace/Defense	5.1
E-Commerce/Services	5.0
Retail-Apparel/Shoe	5.0
Oil Companies-Integrated	4.8
Oil Field Machinery & Equipment	4.8
Paper & Related Products	4.8
Insurance-Property/Casualty	4.7
Electric-Generation	4.5
Medical-Biomedical/Gene	4.4
Commercial Services-Finance	3.8
Retail-Restaurants	3.8
Time Deposit	3.2

100.1%

*	Calculated as a percentage of net assets

SunAmerica Focused Alpha Large-Cap Fund, Inc.
PORTFOLIO OF INVESTMENTS — December 31, 2009

		Market Value
Security Description	Shares	(Note 2)

COMMON STOCK — 96.9%
Aerospace/Defense — 5.1%
Northrop Grumman Corp.	131,000	$7,316,350

Chemicals-Diversified — 5.3%
The Dow Chemical Co.	273,078	7,545,145

Commercial Services-Finance — 3.8%
Visa, Inc., Class A	62,702	5,483,917

Computers — 7.4%
Apple, Inc.†	49,876	10,516,853

Diversified Banking Institutions — 5.9%
JPMorgan Chase & Co.	97,986	4,083,077
The Goldman Sachs Group, Inc.	25,941	4,379,878

		8,462,955

Diversified Minerals — 5.8%
BHP Billiton PLC ADR	130,200	8,313,270

E-Commerce/Services — 5.0%
priceline.com, Inc.†	32,887	7,185,809

Electric-Generation — 4.5%
The AES Corp.†	481,000	6,402,110

Insurance-Property/Casualty — 4.7%
The Travelers Cos., Inc.	134,000	6,681,240

Medical-Biomedical/Gene — 4.4%
Amgen, Inc.†	112,000	6,335,840

Medical-HMO — 9.9%
UnitedHealth Group, Inc.	239,000	7,284,720
WellPoint, Inc.†	118,000	6,878,220

		14,162,940

Oil & Gas Drilling — 5.3%
Transocean, Ltd.†	91,761	7,597,811

Oil Companies-Integrated — 4.8%
Marathon Oil Corp.	221,000	6,899,620

Oil Field Machinery & Equipment — 4.8%
National Oilwell Varco, Inc.	156,000	6,878,040

Paper & Related Products — 4.8%
International Paper Co.	255,000	6,828,900

Retail-Apparel/Shoe — 5.0%
The Gap, Inc.	339,000	7,102,050

Retail-Restaurants — 3.8%
McDonald’s Corp.	85,738	5,353,481

Web Portals/ISP — 6.6%
Google, Inc., Class A†	15,272	9,468,335

Total Long-Term Investment Securities (cost $116,675,461)		138,534,666

SHORT-TERM INVESTMENT SECURITIES — 3.2%
Time Deposit — 3.2%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 01/04/10 (cost $4,585,000)	$4,585,000	4,585,000

TOTAL INVESTMENTS (cost $121,260,461)(1)	100.1%	143,119,666
Liabilities in excess of other assets	(0.1)	(91,564)

NET ASSETS	100.0%	$143,028,102

†	Non-income producing security
(1)	See Note 6 for cost of investments on a tax basis.
ADR — American Depository Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009 (see Note 2):

		Level 2 —	Level 3 —
	Level 1 —	Other	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Long-Term Investment Securities:

Common Stock:

Aerospace/Defense	$7,316,350	$—	$—	$7,316,350

Chemicals-Diversified	7,545,145	—	—	7,545,145

Computers	10,516,853	—	—	10,516,853

Diversified Banking Institutions	8,462,955	—	—	8,462,955

Diversified Minerals	8,313,270	—	—	8,313,270

E-Commerce/Services	7,185,809	—	—	7,185,809

Medical-HMO	14,162,940	—	—	14,162,940

Oil & Gas Drilling	7,597,811	—	—	7,597,811

Retail-Apparel/Shoe	7,102,050			7,102,050

Web Portals/ISP	9,468,335	—	—	9,468,335

Other Industries*	50,863,148	—	—	50,863,148

Short-Term Investment Securities:

Time Deposit	—	4,585,000	—	4,585,000

Total	$138,534,666	$4,585,000	$—	$143,119,666

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.

See Notes to Financial Statements

SunAmerica Focused Alpha Large-Cap Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — December 31, 2009

Note 1.	Organization of the Fund

SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the ticker symbol FGI. The Fund was organized as a Maryland corporation on September 7, 2005 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund sold 5,236 of its common stock shares (“Shares”) on November 14, 2005 to SunAmerica Asset Management Corp. (the “Adviser” or “SunAmerica”)*. Investment operations commenced on December 28, 2005 upon settlement of the sale of 9,650,000 Shares in the amount of $184,315,000 (net of underwriting fees and expenses of $8,685,000). SunAmerica paid certain organizational expenses of the Fund and the offering costs of the Fund to the extent they exceeded $.04 per share of the Fund’s common stock.

The Fund’s investment objective is to provide growth of capital. The Fund seeks to pursue this objective by employing a concentrated stock picking strategy in which the Fund, through subadvisers selected by the Adviser, actively invests primarily in a small number of equity securities (i.e. common stocks) of large-capitalization companies and to a lesser extent in equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) of large-capitalization companies primarily in the U.S. markets. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in large-capitalization companies.

Indemnifications: The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the “Disinterested Directors”), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund’s maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the “Board” or the “Directors”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign

* Effective April 1, 2009, AIG SunAmerica Asset Management Corp. changed its name to SunAmerica Asset Management Corp.

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NOTES TO FINANCIAL STATEMENTS — December 31, 2009 — (continued)

market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The various inputs that may be used to determine the value of the Fund’s investments are summarized into three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the inputs used to value the Fund’s net assets as of December 31, 2009 are reported on a schedule following the Portfolio of Investments.

Repurchase Agreements: For repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis, plus accrued interest, to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2009, the Fund did not invest in any repurchase agreements.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date, except when collection is not expected. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains at various rates. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

The Fund has adopted a distribution policy (the “Distribution Policy”) under which the Fund will pay level quarterly dividend distributions, subject to an adjusting dividend distribution in the fourth quarter as described below. The Distribution Policy and the dividend distribution rate may be terminated or modified at any time. The Fund intends to pay a level quarterly amount in each of the first three quarters of the calendar year and increase, if necessary, the amount payable for the fourth quarter to an amount expected to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each quarter the Board will review the amount of any potential dividend distribution and the income, capital gains and capital available. The Securities and Exchange Commission (the “SEC”) issued an order to the Fund and SunAmerica granting exemptive relief from section 19(b) of the 1940 Act and rule 19b-1 thereunder, to permit the Fund to make multiple long-term capital gains distributions per year under the Distribution Policy. A portion of the

SunAmerica Focused Alpha Large-Cap Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — December 31, 2009 — (continued)

dividend distribution may be treated as ordinary income (derived from short-term capital gains) and qualifying dividend income for individuals. If the total distributions made in any calendar year exceed investment company taxable income and net capital gains, such excess distributed amounts would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distributions would constitute capital gains (assuming the shares are held as capital assets). A return of capital represents a return of a shareholder’s investment in the Fund and should not be confused with “yield,” “income” or “profit.” The final determination of the source of all dividend distributions in 2009 will be made after year-end. The payment of dividend distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The Distribution Policy may, under certain circumstances, result in the amounts of taxable distributions to exceed the levels required to be distributed under the Code (i.e., to the extent the Fund has capital losses in any taxable year, such losses may be carried forward to reduce the amount of capital gains required to be distributed in future years if distributions in a year exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carryforwards reduce the required amount of capital gains in that year). The Fund’s Board has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Dividend Distribution Policy could have a negative effect on the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment policy) must adjust the cost basis to the extent that a dividend distribution contains a nontaxable return of capital. Investors should consult their tax adviser regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

The Fund intends to comply with the requirements of the Code, applicable to regulated investment companies and distribute all of its taxable income, including any capital gains, to its shareholders. Therefore, no federal tax provisions are required. The Fund files U.S. federal and certain state income tax returns. With few exceptions, the Fund is no longer subject to U.S. federal and state examinations by tax authorities for tax years ending before 2006.

Note 3.	Investment Advisory and Management Agreement

Pursuant to its Investment Advisory and Management Agreement (“Advisory Agreement”) with the Fund, SunAmerica manages the affairs of the Fund, and selects, supervises and compensates the subadvisers to manage the Fund’s assets. SunAmerica monitors the compliance of the subadvisers with the investment objective and related policies of the Fund, reviews the performance of the subadvisers, and reports periodically on such performance to the Directors. Pursuant to the Advisory Agreement, the Fund will pay SunAmerica a monthly fee at the annual rate of 1.00% of the average daily total assets of the Fund.

SunAmerica has engaged Marsico Capital Management, LLC (“Marsico”), an independently owned investment management firm, and Blackrock Investment Management, LLC (“Blackrock”), a wholly-owned subsidiary of Blackrock Inc., as subadvisers to the Fund (the “Subadvisers”) to manage the investment and reinvestment of the Fund’s assets. Pursuant to the subadvisory agreements (“Subadvisory Agreements”) among SunAmerica, the Fund and Marsico and Blackrock, respectively, Marsico and Blackrock select the investments made by the Fund. Marsico manages the large-cap growth portion of the Fund and Blackrock manages the large-cap value portion of the Fund. Pursuant to the Subadvisory Agreements, SunAmerica and not the Fund, pays each of the subadvisers a fee at the annual rate of 0.40% of the Fund’s average daily total assets allocated to each subadviser.

SunAmerica serves as administrator to the Fund. Under the Administrative Services Agreement, SunAmerica is responsible for performing or supervising the performance by others of administrative services in connection with the operations of the Fund, subject to the supervision of the Fund’s Board. SunAmerica will provide the Fund with

SunAmerica Focused Alpha Large-Cap Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — December 31, 2009 — (continued)

administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities for handling the affairs of the Fund. SunAmerica’s administrative services include recordkeeping, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Directors’ and shareholders’ meetings and other administrative services necessary to conduct the Fund’s affairs. For its services as administrator, SunAmerica is paid a monthly fee at the annual rate of 0.04% of the Fund’s average daily total assets.

On March 4, 2009, American International Group, Inc. (“AIG”), the ultimate parent of SunAmerica, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”), 100,000 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the “Stock”) for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the “FRBNY”) in the form of its lending commitment (the “Credit Facility”) under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG’s common stock on all matters submitted to AIG’s shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG’s common stock and is entitled to approximately 79.9% of all dividends paid on AIG’s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

Note 4.	Purchase and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended December 31, 2009 were as follows:

Purchases (excluding U.S. government securities)	$158,379,786
Sales and maturities (excluding U.S. government securities)	160,149,871
Purchases of U.S. government securities	—
Sales and maturities of U.S. government securities	—

Note 5.	Transactions with Affiliates

The Fund is permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board. In particular, the affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common directors, and/or common officers in accordance with Rule 17a-7 of the 1940 Act (“Rule 17a-7”). In addition, in accordance with Rule 17a-7 such transactions must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security for which market quotations are readily available and such transactions must be effected at the independent “current market price” (as defined in Rule 17a-7).

No brokerage commission or fee (except for customary transfer fees), or other remuneration, is paid in connection with such transactions. For the year ended December 31, 2009, the Fund engaged in securities transactions with affiliated funds in accordance with Rule 17a-7 and had cost of purchases of $2,894,800, proceeds from sales of $1,942,280, and realized losses of $546,729.

Note 6.	Federal Income Taxes

The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences such as wash sales.

For the year ended December 31, 2009
Distributable Earnings			Tax Distributions
	Long-Term	Unrealized
Ordinary	Gains/Capital	Appreciation	Ordinary	Long-Term	Return of
Income	and Other Losses	(Depreciation)	Income	Capital Gains	Capital

$—	$(27,616,694)	$21,396,744	$510,014	$—	$2,869,318

SunAmerica Focused Alpha Large-Cap Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — December 31, 2009 — (continued)

Capital Loss Carryforwards. At December 31, 2009, capital loss carryforwards available to offset future recognized gains are $27,616,694 with $4,741,400 expiring in 2016, and $22,875,294 expiring in 2017.

Under the current law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring the first day of the following year. For the fiscal year ended December 31, 2009, the Fund elected to defer post October capital losses in the amount of $0.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities were as follows:

Cost (tax basis)	$121,722,922

Appreciation	25,556,444
Depreciation	(4,159,700)

Net unrealized appreciation (depreciation)	$21,396,744

For the period ended December 31, 2009, reclassifications were made to increase accumulated net investment income by $2,869,318 with an offsetting adjustment to additional paid-in capital of $(2,869,318). The reclassifications arising from book/tax differences were due to return of capital.

Note 7.	Capital Share Transactions

The authorized capital stock of the Fund is 200,000,000 shares of common stock, $0.001 par value.

Note 8.	Subsequent Events

The Fund has performed an evaluation of subsequent events through February 26, 2010, which is the date the financial statements were issued. There were no subsequent events noted requiring further disclosure.

SunAmerica Focused Alpha Large-Cap Fund, Inc.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Focused Alpha Large-Cap Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 26, 2010
Houston, Texas

SunAmerica Focused Alpha Large-Cap Fund, Inc.
APPROVAL OF ADVISORY AGREEMENT — December 31, 2009 — (unaudited)

Approval of the Investment Advisory and Management Agreement and Subadvisory Agreements

The Board of the Fund, including the Directors who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund, SunAmerica, BlackRock or Marsico (the “Disinterested Directors”), approved the continuation of the Advisory Agreement for a one-year period ending August 31, 2010 at an in-person meeting held on August 25, 2009. At this same meeting, the Board also approved the continuation of the Subadvisory Agreements between the Fund, SunAmerica and BlackRock and between the Fund, SunAmerica and Marsico for a one-year period ending August 31, 2010 (BlackRock and Marsico are referred to herein individually as a “Subadviser” and collectively as the “Subadvisers”).

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and BlackRock and Marsico, where applicable, provided materials relating to the Board’s consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements. These materials included (a) a summary of the services provided by SunAmerica and its affiliates to the Fund; (b) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds; (c) information on the profitability of SunAmerica, the Subadvisers and their affiliates, and a discussion of any indirect benefits; (d) a report on economies of scale; (e) a discussion on general compliance policies and procedures; (f) a summary of brokerage and soft dollar practices; and (g) a discussion of the key personnel of SunAmerica, the Subadvisers and their affiliates.

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadvisers.  The Board, including the Disinterested Directors, considered the nature, extent and quality of services to be provided by SunAmerica and the Subadvisers. The Board noted that the services include acting as investment manager and adviser to the Fund, managing the affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement the Fund’s investment policies, or for providing oversight with respect to the daily management of the portion of the Fund’s portfolio managed by the Subadvisers. Additionally, the Board observed that SunAmerica would provide office space, bookkeeping, accounting, clerical, secretarial and certain administrative services (exclusive of, and in addition to, any such service provide by any other party retained by the Fund) and has authorized any of its officers and employees, if elected, to serve as officers or trustees of the Fund without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund pursuant to the Advisory Agreement. The Board further observed that SunAmerica performs or supervises the performance by others of other administrative services in connection with the operation of the Fund pursuant to the Administrative Services Agreement between SunAmerica and the Fund (the “Administrative Services Agreement”).

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica’s fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Fund. The Board also reviewed the personnel responsible for providing advisory services to the Fund and other key personnel of SunAmerica and concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Fund and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica’s reputation and relationship with the Fund and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica’s experience in providing management and investment advisory and administrative services to advisory clients and noted that as of June 30, 2009, SunAmerica managed, advised and/or administered approximately $35.3 billion in assets. The Board also considered SunAmerica’s code of ethics, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s prospectus. Additionally, the Board considered SunAmerica’s compliance and regulatory history.

SunAmerica Focused Alpha Large-Cap Fund, Inc.
APPROVAL OF ADVISORY AGREEMENT — December 31, 2009 — (unaudited) — (continued)

The Board also considered the nature, quality and extent of services to be provided by the Subadvisers. The Board observed that the Subadvisers are responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the portion of the Fund’s assets they are allocated to manage. The Board reviewed each Subadviser’s history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Fund and concluded, based on its experience with each Subadviser, that: (i) each Subadviser is able to retain high quality portfolio managers and other investment personnel; (ii) each Subadviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreements; and (iii) each Subadviser had been responsive to requests of the Board and of SunAmerica. The Board considered that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s Prospectus. The Board also considered each Subadviser’s code of ethics, compliance and regulatory history. The Board noted that the Subadvisers have not experienced any material regulatory or compliance problems nor have they been involved in any material litigation or administrative proceedings that would potentially impact them from effectively serving as subadviser to the Fund. The Board concluded that the nature and extent of services to be provided by the Subadvisers under the Subadvisory Agreements were reasonable and appropriate in relation to the subadvisory fee and that the quality of services continues to be high.

Investment Performance.  The Board, including the Disinterested Directors, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Fund. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to the Fund’s peer group (“Peer Group”) and peer universe (“Peer Universe”) as independently determined by Lipper and to an appropriate index or combination of indices. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes. The Board also noted that it regularly reviews the performance of the Fund throughout the year. The Board noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

In preparation for the August 25, 2009 meeting, the Board was provided with reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed the Fund’s annualized total returns for the prior one-, two- and three-year periods ended May 31, 2009 and since the Fund’s inception. The Board noted that it was also provided with a supplemental Lipper performance report for the periods ended June 30, 2009. In addition, the Board received a report prepared by SunAmerica that detailed the Fund’s performance for the three-month period ended June 30, 2009.

Specifically, the Board considered that the Fund was ranked in the first quintile in its Peer Universe, which consists of all funds within the applicable Lipper classification, for the three-year period ended May 31, 2009 and since the Fund’s inception, ranked in the second quintile for the two-year period and ranked in the third quintile for the one-year period. The Board noted that it was pleased with the Fund’s performance. The Board further noted that quintile rankings were not included in the Lipper report with respect to the Fund’s Peer Group because of the limited number of comparable funds in the Peer Group.

Consideration of the Management Fee and Subadvisory Fees and the Cost of the Services and Profits to be Realized by SunAmerica, the Subadvisers and their Affiliates from the Relationship with the Fund.  The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Fund to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for the Fund’s Peer Group and/or Peer Universe. In considering the reasonableness of the management fee to be paid by the Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering the Fund’s total operating expenses, the Board compared the Fund’s net expense ratio to those of other funds within its Peer Group and Peer Universe as a guide to help assess the reasonableness of the management fee for the Fund. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Group and Peer

SunAmerica Focused Alpha Large-Cap Fund, Inc.
APPROVAL OF ADVISORY AGREEMENT — December 31, 2009 — (unaudited) — (continued)

Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board did not consider services and fees paid under investment advisory contracts that SunAmerica has with other registered investment companies or other types of clients with similar investment strategies to the Fund since SunAmerica informed the Board that there were no such funds or accounts. The Board noted the management fee paid by the Fund was reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also received and reviewed information regarding the fees paid by SunAmerica to each Subadviser pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Lipper. The report showed comparative fee information of the Fund’s Peer Group that the Directors used as a guide to help assess the reasonableness of the subadvisory fees. The Directors noted that Peer Group information as a whole was useful in assessing whether each Subadviser was providing services at a cost that was competitive with other similar funds. The Directors also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fee which it retained. The Board also considered fees received by Marsico with respect to other funds and accounts with the similar investment strategies to the Fund.

The Board also considered SunAmerica’s profitability and the benefits SunAmerica and its affiliates received from its relationship with the Fund. The Board received and reviewed financial statements relating to SunAmerica’s financial condition and profitability with respect to the services it provided the Fund and considered how profit margins could affect SunAmerica’s ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Fund on a Fund by Fund basis.

The Board considered the profitability of SunAmerica under the Advisory Agreement, and considered the profitability of SunAmerica under the Administrative Services Agreement. The Board further considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits or whether there were any collateral or “fall-out” benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Fund. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements from the Subadvisers and considered whether each Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to continue to provide the high quality of services that it had provided to the Fund to date.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreements and to continue to provide the Fund with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale.  The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the SunAmerica fund complex, the Fund shares common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operations. The Board also noted that since the Fund was a closed-end fund, any asset growth would generally be by virtue of an increase in net asset value and not new subscriptions. The Board concluded that the Fund’s management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

SunAmerica Focused Alpha Large-Cap Fund, Inc.
APPROVAL OF ADVISORY AGREEMENT — December 31, 2009 — (unaudited) — (continued)

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers’ management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors.  In consideration of the Advisory Agreement and Subadvisory Agreement, the Board also received information regarding SunAmerica’s and the Subadviser’s brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the portfolios they manage, selection of broker-dealers and negotiation of commission rates. The Board noted that they receive reports from SunAmerica and from an independent third party that included information on brokerage commissions and execution throughout the year and that commissions paid had generally been reasonable and the quality of brokerage execution had generally been high. The Board also considered the benefits SunAmerica and the Subadvisers derive from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadvisers in return for allocating brokerage.

Conclusion.  After a full and complete discussion, the Board approved the Advisory Agreement and the Subadvisory Agreements, each for a one-year period ending August 31, 2010. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreements were fair and reasonable and in the best interests of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

SunAmerica Focused Alpha Large-Cap Fund, Inc.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN — December 31, 2009 — (unaudited)

The Fund has adopted a Dividend Reinvestment and Cash Purchase Plan (the “Plan”), through which all net investment income dividends and capital gains distributions are paid to Common Stock Shareholders in the form of additional shares of the Fund’s Common Stock (plus cash in lieu of any fractional shares which otherwise would have been issuable), unless a Common Stock Shareholder elects to receive cash as provided below. In this way, a Common Stock Shareholder can maintain an undiluted investment in the Fund and still allow the Fund to pay out the required distributable income.

No action is required on the part of a registered Common Stock Shareholder to receive a distribution in shares of Common Stock of the Fund. A registered Common Stock Shareholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., Inc. (“Computershare”), P.O. Box 43078, Providence, RI 02940-3078, the Plan Agent and the Fund’s transfer agent and registrar, in writing so that such notice is received by Computershare no later than 10 days prior to the record date for distributions to Common Stock Shareholders. Computershare will set up an account for shares acquired through the Plan for each Common Stock Shareholder who has not elected to receive distributions in cash (“Participant”) and hold such shares in non-certificated form.

Those Common Stock Shareholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary.

Computershare will set up an account for shares acquired pursuant to the Plan for Participants who have not so elected to receive dividends and distributions in cash. The shares of Common Stock will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund (“Additional Common Stock”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the NYSE or elsewhere. If on the payment date for a dividend or distribution, the net asset value per share of Common Stock is equal to or less than the market price per share of Common Stock plus estimated per share fees (which include any brokerage commissions Computershare is required to pay), Computershare shall receive Additional Common Stock, including fractions, from the Fund for each Participant’s account. The number of shares of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per share of Common Stock on the payment date, or (ii) 95% of the market price per share of the Common Stock on the payment date. If the net asset value per share of Common Stock exceeds the market price plus estimated per share fees on the payment date for a dividend or distribution, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such dividend or distribution on each Participant’s shares of Common Stock to purchase shares of Common Stock on the open market. Such purchases will be made on or shortly after the payment date for such dividend or distribution but in no event will purchases be made on or after the ex-dividend date for the next dividend or distribution. The weighted average price (including per share fees) of all shares of Common Stock purchased by Computershare shall be the price per share of Common Stock allocable to each Participant. If, before Computershare has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares of Common Stock as of the payment date, the purchase price paid by Computershare may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if such dividend or distribution had been paid in shares of Common Stock issued by the Fund. Participants should note that they will not be able to instruct Computershare to purchase shares of Common Stock at a specific time or at a specific price.

There is no charge to Common Stock Shareholders for receiving their distributions in the form of additional shares of the Fund’s Common Stock. Computershare’s fees for handling distributions in stock are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable in stock. If a Participant elects by written notice to Computershare to have Computershare sell part or all of the shares held by Computershare in the Participant’s account and remit the proceeds to the Participant, Computershare is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Common Stock Shareholders who receive distributions in the form of stock are subject to the same Federal, state and local tax consequences as are Common Stock Shareholders who elect to receive their distributions in cash. A Common Stock Shareholder’s basis for determining gain or loss upon the sale of stock received in a distribution from the Fund will be equal to the total dollar amount of the distribution paid to the Common Stock Shareholder in the form of additional shares.

SunAmerica Focused Alpha Large-Cap Fund, Inc.
RESULTS OF ANNUAL SHAREHOLDER MEETING — December 31, 2009 — (unaudited)

The Annual Meeting of the Shareholders of the Fund (the “Meeting”) was held on April 24, 2009. At this meeting Jeffrey S. Burum and William F. Devin were elected by shareholders to serve as the Class I Directors of the Fund for three-year terms, which expire at the annual meeting of shareholders to be held in 2012 and until their respective successors are duly elected and qualify.

The voting results of the Meeting to elect Jeffrey S. Burum and William F. Devin to the Board were as follows:

Election of Jeffrey S. Burum to the Board of Directors

	For	Withheld	Total Voted

Shares Voted	7,945,659	1,349,434	9,295,093

Election of William F. Devin to the Board of Directors

	For	Withheld	Total Voted

Shares Voted	7,930,347	1,364,746	9,295,093

The terms of office of Dr. Judith L. Craven and William J. Shea (Class II, term expiring 2010) and Samuel M. Eisenstat, Stephen J. Gutman and Peter A. Harbeck (Class III, term expiring 2011) continued after the Meeting.

SunAmerica Focused Alpha Large-Cap Fund, Inc.
DIRECTORS AND OFFICERS INFORMATION — December 31, 2009 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Fund and other investment companies within the Fund Complex(2).

				Number of
				Funds
				in Fund
		Term of		Complex
Name,	Position	Office and		Overseen
Address and	Held With	Length of	Principal Occupations	by	Other Directorships Held
Date of Birth*	Fund	Time Served(1)	During Past 5 Years	Director(2)	by Director(3)

Disinterested Directors
Jeffrey S. Burum DOB: February 27, 1963	Director	Current term expires in 2012; Director since 2005	Founder and Chairman of National Community Renaissance (1993 to present); Founder, Owner and Partner of Colonies Crossroads, Inc. (2000 to present); Owner and Managing Member of Diversified Pacific Development Group, LLC (1998 to present).	29	Director, Diversified Pacific Opportunity Fund I, LLC (2008 to present); Director, Vandalia Heritage Foundation (1998 to present).
Dr. Judith L. Craven DOB: October 6, 1945	Director	Current term expires in 2010; Director since 2005	Retired.	78	Director, Belo Corporation (1992 to present); Director, Sysco Corporation (1996 to present); Director, Luby’s Inc. (1998 to present).
William F. Devin DOB: December 30, 1938	Director	Current term expires in 2012; Director since 2005	Retired.	78	Director, Boston Options Exchange (2001 to present).
Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	Current term expires in 2011; Director since 2005	Attorney, solo practitioner.	39	Director, North European Oil Royalty Trust (1996 to present).
Stephen J. Gutman DOB: May 10, 1943	Director	Current term expires in 2011; Director since 2005	Vice President, Corcoran Group (Real Estate) (2003 to present); President and Member of Managing Directors, Beau Brummell — Soho LLC (Licensing of menswear specialty retailing and other activities) (1988 to 2006).	39	None
William J. Shea DOB: February 9, 1948	Director	Current term expires in 2010; Director since 2005	Managing Partner, DLB Capital, LLC (Private Equity) (2006 to present).	39	Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001); Executive Chairman, Lucid, Inc. (2007 to Present); Chairman of the Board, Royal and Sun Alliance U.S.A. Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to present); Chairman, Demoullas Supermarkets (1999 to present).
Interested Director
Peter A. Harbeck(4) DOB: January 23, 1954	Director	Current term expires in 2011; Director since 2005	President, CEO and Director, SunAmerica (1995 to present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993 to present) Chairman, Advisor Group, Inc. (2004 to present).	87	None
Officers
John T. Genoy DOB: November 8, 1968	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).	N/A	N/A
Donna M. Handel DOB: June 25, 1966	Treasurer	2005-present	Senior Vice President, SunAmerica (2004 to present).	N/A	N/A
Gregory N. Bressler DOB: November 17, 1966	Secretary and Chief Legal Officer	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management, L.P. (2004 to 2005).	N/A	N/A
James Nichols DOB: April 7, 1966	Vice President	2006-present	Director, President and CEO, SACS (2006 to present); Senior Vice President, SACS (2002 to 2006).	N/A	N/A

SunAmerica Focused Alpha Large-Cap Fund, Inc.
DIRECTORS AND OFFICERS INFORMATION — December 31, 2009 — (unaudited) — (continued)

Number of
Funds
in Fund
		Term of		Complex
Name,	Position	Office and		Overseen
Address and	Held With	Length of	Principal Occupations	by	Other Directorships Held
Date of Birth*	Fund	Time Served(1)	During Past 5 Years	Director(2)	by Director(3)

Cynthia A. Skrehot DOB: December 6, 1967	Chief Compliance Officer	2005-present	Vice President, SunAmerica (2002 to present); Chief Compliance Officer, SunAmerica (2002 to 2006).	N/A	N/A
Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2005-present	Vice President and Deputy General Counsel, SunAmerica (2005 to present); Vice President and Associate General Counsel, SunAmerica (2002 to 2005).	N/A	N/A
Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2005-present	Vice President, SunAmerica (2001 to present).	N/A	N/A

*	The business address for each Director and Officer is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1)	Directors serve three-year terms until their successors are duly elected and qualify.
(2)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The “Fund Complex” includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (14 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), the Fund (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (33 portfolios), VALIC Company II (15 funds), Seasons Series Trust (24 portfolios), SunAmerica Speciality Series (3 portfolios) and Brazos Mutual Funds (4 funds).
(3)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.
(4)	Mr. Harbeck is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of the adviser and a director of the principal underwriter of the Fund.
The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling (800) 858-8850.

SunAmerica Focused Alpha Large-Cap Fund, Inc.
SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the SunAmerica Focused Alpha Large-Cap Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2009. The information necessary to complete your income tax returns is included with your Form 1099-DIV mailed to you in the beginning of 2010.

During the year ended December 31, 2009 the Fund paid the following dividends per share:

			Ordinary				Qualifying % for
		Total Amount	Investment	Short-Term	Long-Term	Return of	the 70% Dividends
Payable Date	Record Date	Paid Per Share	Income	Capital Gains*	Capital Gains	Capital(1)	Received Deduction
3/26/2009	3/16/2009	$0.20000	$0.03018	$0.00000	$0.00000	$0.16982	100.00%
6/25/2009	6/15/2009	0.05000	0.00755	0.00000	0.00000	0.04245	100.00%
9/24/2009	9/16/2009	0.05000	0.00755	0.00000	0.00000	0.04245	100.00%
12/30/2009	12/18/2009	0.05000	0.00755	0.00000	0.00000	0.04245	100.00%

			$0.35000	$0.05283	$0.00000	$0.00000	$0.29717

For the year ended December 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the dividends paid during the fiscal year, the maximum amount that may be considered qualified dividend income is $510,014.
 * Short-term capital gains are treated as ordinary income for tax purposes.

(1)	The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was a $0.29717 per share return of capital in 2009 on common shares.

SunAmerica Focused Alpha Large-Cap Fund, Inc.
ADDITIONAL INFORMATION — (unaudited)

During the period, there were no material changes to the Fund’s investment objective or policies or to the Fund’s articles of incorporation or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s assets.

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors
Samuel M. Eisenstat
Peter A. Harbeck
Dr. Judith L. Craven
William F. Devin
Stephen J. Gutman
Jeffrey S. Burum
William J. Shea

Officers
John T. Genoy, President and
  Chief Executive Officer
Donna M. Handel, Treasurer
James Nichols, Vice President
Cynthia A. Skrehot, Chief Compliance Officer
Gregory N. Bressler, Chief Legal Officer and
  Secretary
Gregory R. Kingston, Vice President and Assistant Treasurer
Nori L. Gabert, Vice President and Assistant Secretary
Kathleen Fuentes, Assistant Secretary
John E. McLean, Assistant Secretary
John E. Smith Jr., Assistant Treasurer

Investment Adviser
SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian
State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to securities held in the Fund’s portfolio, which is available in the Fund’s Form N-CSR, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS
The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at
http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

PROXY VOTING RECORD ON FUND PORTFOLIO SECURITIES
Information regarding how the Fund voted proxies related to securities held in the Fund’s portfolio during the most recent twelve month period ended June 30, is available, once filed with the U.S. Securities and Exchange Commission without charge, upon request, by calling (800) 858-8850 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted solely for the general information of shareholders of the Fund.

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SunAmerica open-end funds distributed by:
SunAmerica Capital Services Inc.
Harborside Financial Center
3200 Plaza 5, Jersey City, NJ 07311

800-858-8850, ext. 6003
www.sunamericafunds.com

FIANN-12/09

SunAmerica
Mutual Funds

Item 2.	Code of Ethics

The SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2009, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that William J. Shea, the Chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert, as defined in the instructions to Item 3(a) of Form N-CSR. Mr. Shea is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2009
(a) Audit Fees	$27,453	$27,184
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$14,029	$13,900
(d) All Other Fees	$0	$0
Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2008	2009
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)

(1) The registrant’s Audit Committee (“Committee”) pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provide ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment advisor or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2009 and 2008 were $116,825 and $14,029, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following members:

Jeffrey Burum
Judith Craven
William Devin
Samuel Eisenstat
Stephen Gutman
William Shea

Item 6.	Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
PROXY VOTING POLICIES AND PROCEDURES
     Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by the investment adviser and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and the Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to the investment adviser who oversees subadvisers (with respect to Funds, the investment discretion over which is delegated to a subadviser) or their designees.
     The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Fund with certain responsibilities including recordkeeping of proxy votes.
     The Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Fund generally will abstain on “social issue proposals” as described herein.
     In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board had determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.
     Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

     Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:
•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;[1]

•	Not vote proxies for securities that are out on loan;[2]

•	Vote on a case-by-case basis on equity compensation plan
     Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.
     However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interest of the investment adviser, the Fund’s principal underwriter, or one of the investment adviser’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Director who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.
     Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Funds. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the twelve-month period ended June 30, 2009 is available on the SEC’s website at http://www.sec.gov.
     Board Reporting. The Funds’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

[1]	The Board has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Funds retain a particular security. That is, the Funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.

[2]	The Boards of the investment adviser’s funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
     BlackRock Investment Management, LLC (BlackRock) and Marsico Capital Management, LLC (“Marsico”) are the subadvisers to the registrant. Thomas F. Marsico is the Portfolio Manager for Marsico and is primarily responsible for the day-to-day management of the large-cap growth portion of the registrant’s assets. Robert C. Doll is the Portfolio Manager for BlackRock and is primarily responsible for the large-cap value portion of the registrant’s assets.
     Mr. Marsico is the Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.
     Mr. Doll has been Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
     The following table indicates the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories as of December 31, 2009: Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

		Number of Other Accounts Managed				Number of Accounts and Total Assets for
		and Total Assets by Account				Which Advisory Fee is Performance Based
Name of Investment	Name of Portfolio	(in millions)				(in millions)
Adviser	Manager	RIC	OPI	OA		RIC	OPI	OA
Marsico	Thomas F. Marsico	$30	$17	$133	*	—	—	—
		$20,403	$2,474	$14,830		—	—	—

BlackRock	Robert C. Doll	$27	$15	$24		$—	2	—
		$16,000	$3,630	$2,410		$—	190.4	—

*	One of these accounts is a wrap fee platform which includes approximately 9,874 underlying clients for total assets of approximately $3,198,539,000, and two of these accounts are model portfolios with total assets of approximately $1,952,035,000.

POTENTIAL CONFLICTS OF INTEREST
     As shown in the tables above, the portfolio managers are responsible for managing other accounts for other clients, (“Other Client Accounts”) in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among the Fund and such Other Client Accounts.
•	Trade Allocations. Conflicts may arise between the Fund and Other Client Accounts in the allocation of trades among the Fund and the Other Client Accounts, as the case may be. For example a subadviser and/or Portfolio Managers may determine that there is a security that is suitable for the Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the subadviser and/or Portfolio Managers may take “short” positions in Other Client Accounts with respect to securities held “long” within the Fund, or vice-versa, which may adversely affect the value of securities held by the Fund. Such ownership or different interests may cause a conflict of interest. The Funds and the subadvisers have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Funds and the subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•	Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Fund and Other Client Accounts may result in the Portfolio Managers devoting a disproportionate amount of time and attention to the management of the Fund and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, such competing interests for the time and attention of the Portfolio Managers are managed. Although the subadvisers do not track the time the Portfolio Managers spend on the Fund or a single Other Client Account, the subadvisers do periodically assess whether the Portfolio Managers have adequate time and resources to effectively manage all of such Portfolio Managers’ accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Managers may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•	Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, each subadviser’s Code of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Codes of Ethics will eliminate such conflicts.
     In addition to the potential conflicts noted above, the following information applies to the Portfolio Managers of the subadviser(s) as follows:
MARSICO
     As a general matter, Marsico faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio Managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, Portfolio Managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers.
     The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, Marsico seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico’s policies also seek to ensure that Portfolio Managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.
     Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a Portfolio Manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.
BLACKROCK
     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.
     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.
     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.
PORTFOLIO MANAGER COMPENSATION
MARSICO
     The compensation package for portfolio managers of Marsico is structured as a combination of base salary (may be reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on a number of factors including Marsico’s overall profitability for the period. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees. Portfolio manager compensation comes solely from Marsico. In addition, Marsico’s portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns Marsico, and may receive distributions on those equity interests.
     As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities. To encourage a long-term horizon for managing portfolios, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.
BLACKROCK
     BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

     Due to Mr. Doll’s unique position (as Portfolio Manager, Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in the determination of his incentive compensation but, given his multiple roles and the various compensation components, the performance of his fund(s) is not the primary driver of his compensation.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.
     Discretionary Incentive Compensation. Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include the applicable Lipper Funds classification.
     Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.
     Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.
     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Mr. Doll has received awards under the LTIP.

     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Doll has participated in the deferred compensation program.
     Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.
PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES
     The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of December 31, 2009.

DOLLAR RANGE OF EQUITY
NAME OF	SECURITIES IN
PORTFOLIO MANAGER	REGISTRANT
Thomas F. Marsico	None

Robert C. Doll	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11.	Controls and Procedures.

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

(c)	A copy of the registrant’s notices to shareholders pursuant to Section 19 of the Investment Company Act of 1940 and Rule 19a-1 thereunder that accompanied distributions paid on September 24, 2009 and December 30, 2009 are attached hereto, as required by the terms of the registrant’s exemptive order granted on February 3, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
SunAmerica Focused Alpha Large-Cap Fund, Inc.

By:	/s/ John T. Genoy

John T. Genoy
President
Date: March 10, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy

John T. Genoy
President
Date: March 10, 2010

By:	/s/ Donna M. Handel

Donna M. Handel
Treasurer
Date: March 10, 2010